UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023

PULTEGROUP, INC.
(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3350 Peachtree Road NE, Suite 1500
Atlanta,	Georgia	30326
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:	404	978-6400

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	PHM	New York Stock Exchange
Series A Junior Participating Preferred Share Purchase Rights		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On May 3, 2023, the Board of Directors of PulteGroup, Inc. (the “Company”) adopted Amended and Restated By-Laws, effective the same date. The primary purposes of the amendment and restatement, among other things, are to:

•Update the procedural and/or information requirements for shareholders to act by written consent and clarify the rules regarding the conduct of shareholder meetings;
•Clarify certain notice requirements; and
•Make other clarifying and conforming changes.

The foregoing description of the Amended and Restated By-Laws is not complete and is qualified in its entirety by reference to the Amended and Restated By-Laws (with amendments marked) filed herewith as Exhibit 3.1 and incorporated herein by reference. A clean copy of the Amended and Restated By-Laws is filed herewith as Exhibit 3.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (“Annual Meeting”) on May 3, 2023. A total of 198,990,846 common shares were present or represented by proxy at the meeting. The Company’s shareholders voted on four proposals and cast their votes as follows:

Proposal 1 - Election of Directors

All ten of the nominees for directors were elected to serve for a term which expires at our 2024 Annual Meeting of Shareholders by the votes set forth below.

Director Nominee	Voted For	Against	Abstain	Broker Non-Votes
Brian P. Anderson	178,163,314	6,850,772	80,031	13,896,729
Bryce Blair	146,247,225	38,768,689	78,203	13,896,729
Thomas J. Folliard	177,291,965	7,723,350	78,802	13,896,729
Cheryl W. Grisé	174,957,460	10,061,549	75,108	13,896,729
André J. Hawaux	182,036,754	2,979,084	78,279	13,896,729
J. Phillip Holloman	184,044,170	966,679	83,268	13,896,729
Ryan R. Marshall	183,211,898	1,802,896	79,323	13,896,729
John R. Peshkin	184,001,004	1,014,932	78,181	13,896,729
Scott F. Powers	174,577,803	10,436,376	79,938	13,896,729
Lila Snyder	183,020,686	1,993,383	80,048	13,896,729

Proposal 2 - Ratification of the Selection of Independent Registered Public Accounting Firm

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 was ratified by the shareholders by the votes set forth below.

Voted For	Voted Against	Abstain
190,201,159	8,730,115	59,572

Proposal 3 - Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of our named executive officers by the votes set forth below.

Voted For	Voted Against	Abstain	Broker Non-Votes
169,783,310	15,157,897	152,910	13,896,729

Proposal 4 - Advisory Vote on the Frequency of the Advisory Vote to Approve Executive Compensation

The shareholders approved, on an advisory basis, the frequency of future advisory votes regarding the compensation of our named executive officers by the votes set forth below.

1 Year	2 Years	3 Years	Abstain
174,791,547	1,946,838	8,264,801	90,931

Item 9.01 Financial Statements and Exhibits

3.1 Amended and Restated By-Laws of PulteGroup, Inc. (marked for changes)

3.2 Amended and Restated By-Laws of PulteGroup, Inc.

104 Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTEGROUP, INC.

Date:	May 5, 2023	By:	/s/ Todd N. Sheldon
			Name:	Todd N. Sheldon
			Title:	Executive Vice President, General Counsel and Corporate Secretary